BORROWINGS - Schedule of Borrowings (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2023 CNY (¥)	Jun. 30, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Short-term borrowings:
Bank loans	¥ 90,000	$ 12,412	¥ 104,600
Current portion of long-term borrowings	13,004	1,793	7,844
Total current borrowings	103,004	14,205	112,444
Long-term borrowings:
Bank loans	39,958	5,510	46,505
Total non-current borrowings	39,958	5,510	46,505
Total borrowings	¥ 142,962	$ 19,715	¥ 158,949